UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                 August 13, 2002


                            MARATHON OIL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                         1-5153                  25-0996816
     --------------------         ------------------------    ---------------------
(State or Other Jurisdiction of   (Commission File Number)       (IRS Employer
        Incorporation)                                         Identification Number)


                  5555 San Felipe Road, Houston, TX 77056-2723
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (713) 629-6600
                         ------------------------------
              (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements and Exhibits

     (c) Exhibits

         99.1 Statement Under Oath of President and Chief Executive Officer dated August 13, 2002

         99.2 Statement Under Oath of Chief Financial Officer dated August 13, 2002

ITEM 9.  Regulation FD Disclosure

         On August 13, 2002, each of the President and Chief Executive Officer, Clarence P. Cazalot, Jr., and Chief Financial Officer, John T. Mills, of Marathon Oil Corporation submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         MARATHON OIL CORPORATION


By:      /s/ A. G. Adkins
         -----------------------------
         A. G. Adkins
         Vice President - Accounting and Controller



Dated:  August 13, 2002